OceanFirst Financial Corp. INVESTOR PRESENTATION JULY 2014 Exhibit 99.2 NASDAQ: OCFC 1

OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.
The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/ regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the
Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake - and specifically disclaims any  obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
NASDAQ: OCFC 2

NASDAQ: OCFC 3
112 Years of Growth and Capital Management
112 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey Shore.
Rebuilt capital from 6.05% to 9.27% through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
Demutualized in 1996 and over the ensuing 11 years generated value for shareholders, largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Since late 2011, the Company has utilized share repurchases to again strategically redeploy surplus capital until growth prospects improved.  Current repurchase authorization for
867,923 shares in place until growth initiatives mature.

Community Bank serving the Central
Jersey Shore - $2.3 billion in assets and
23 branch offices
Market Cap $275 million
Core deposits – 87.4% of total deposits
Locally originated loan portfolio - no
SNCs
Residential and commercial
real estate mortgages
C&I loans and lines
Consumer equity loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.
Philadelphia
New York
Morris
Sussex
Warren
Hunterdon
Bergen
Somerset
Passaic
Essex
Union
Hudson
Ocean
Burlington
Atlantic
Salem
Monmouth
Cumberland
Mercer
Middlesex
Gloucester
Camden
Cape May
NASDAQ: OCFC 4

Experienced Executive Management Team
Experienced Executive Management Team
Substantial insider ownership of 27.4% – aligned with shareholders’ interests
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.8% (CEO 5.7%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.1%
As of the March 11, 2014 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 43 43
Christopher D. Maher President, Chief Operating Officer 26 1
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 32 21
Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 36 10
Joseph J. Lebel III Executive Vice President, Chief Lending Officer 30 8
Succession planning affirmed – Christopher D. Maher named as successor
CEO effective January 1, 2015
NASDAQ: OCFC 5

Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central Jersey
Shore market – developing the franchise, growing revenue and creating additional value for shareholders
Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services
Guarding credit quality in ALL business cycles
Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM)
On the watch for roll-up opportunities presented by local community banks lacking the scale or desire to remain independent
NASDAQ: OCFC 6

NASDAQ: OCFC 7
Significant
Significant
Primary Market Deposit Share
Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 21 2,460,349 16.88
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,415,792 16.57
3 Wells Fargo Bank NA (CA) 26 2,315,657 15.89
4 OceanFirst Financial Corp. (NJ) 20 1,488,197 10.21
5 Banco Santander S.A. (Spain) 23 1,438,132 9.87
6 Bank of America Corp. (NC) 17 1,292,963 8.87
Total For Institutions In Market 192 14,577,615
Source:  FDIC Summary of Deposits, June 30, 2013
(1) Pending acquisition by M&T Bank (NY)

Strategic Deposit Composition Transition
Strategic Deposit Composition Transition
Time
Deposits
0% 20% 40% 60% 80% 100%
Dec 1996
Dec 2008
June 2014
Time Deposits
Time Deposits
MMDA & Savings
MMDA & Savings
MMDA & Savings
Interest Checking
Interest Checking
Interest
Checking
Interest
Checking
Non
Interest
Checking
Non-
-
NASDAQ: OCFC 8

Strategic Loan Composition Transition
Strategic Loan Composition Transition
C&I
NASDAQ: OCFC 9
0% 20% 40% 60% 80% 100%
Dec 1996
Dec 2008
June 2014
Residential R.E.
Residential R.E.
Residential R.E.
Investment
CRE
Investment CRE
Investment
CRE
Consumer &
Other
Consumer
& Other
Consumer &
Other
C&I
Owner-
Occupied CRE
Owner-
Occupied
CRE

Grew commercial loan portfolio $35.3 million, 22.9% annualized
Earnings per share of $0.30, 9.5% ROE & 0.90% ROA
Net interest margin stable at 3.35%, above historical average
New 5% common stock repurchase plan put in place
Tangible common equity of 9.3% of assets
Highlights
Highlights
–
–
Second Quarter 2014
Second Quarter 2014
NASDAQ: OCFC 10

Highlights –
Highlights –
Risk Management
Risk Management
NASDAQ: OCFC 11
Interest Rate Risk Management
Extended $110 million of FHLB advances into 3 – 5 year terms
$64 million of retail checking migrated to non-interest bearing
Retail and commercial checking growth replacing more price
sensitive government deposits
Asset Quality Improvements
Non-performing loans decreased by 10% or $4.6 million to
$40.7 million at June 30, 2014
Quarterly charge-offs decreased 48% from the linked quarter
92% of residential NPLs relate to loans originated before 2009

Stabilized NPL’s in a Diversified Portfolio
Stabilized NPL’s in a Diversified Portfolio
Data as of December 31, unless otherwise indicated.
(1) Increase attributable to Superstorm Sandy.
Exposure Primarily in Lower Risk Residential
(1)
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009 2010 2011 2012 2013 6/30/2014
Residential Consumer Commercial Real Estate Commercial
NASDAQ: OCFC 12

Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs Provision for Loan Losses
(1) Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which had been previously specifically reserved.
(2) Increase attributable to Superstorm Sandy.
12/31/09 12/31/10
12/31/11 (1) 12/31/12 (2) 12/31/13
6/30/14
(Annualized)
NASDAQ: OCFC 13

Net
Net
Interest Margin
Interest Margin
Stabilizing Close to Historical Levels
Quarterly
Trend
Historical Average Net Interest Margin (3.28%)
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
1996 1998 2000 2002 2004 2006 2008 2010 2012 2013 Q1
2014
Q2
2014
NASDAQ: OCFC 14

Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and provision for repurchased loans.
$2.5M
$17.0M
Targeted
Growth
Areas
NASDAQ: OCFC 15
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Wealth Management
1996 6/30/14 (Annualized)

Generating Consistent Attractive Returns
Generating Consistent Attractive Returns
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
(1)
(1)
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 2013 6/30/2014
(Annualized)
Return on Equity Return on Assets
NASDAQ: OCFC 16

Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.

Prudently Managing Excess Capital in Near Term
Prudently Managing Excess Capital in Near Term
Note: Stock Repurchases – $14.74 Average Cost per Share
Cash Dividends
Stock Repurchases
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2013 2014 (Six Months)
NASDAQ: OCFC 17

Target growth within existing market – increasing share
Commercial loans increase at double digit growth rate for four consecutive quarters
Superstorm Sandy recovery providing market opportunity*
Continuing Strategic Execution
FHLB Advances restructured in fourth quarter 2013
Rationalizing Branch Network and Residential Lending, reinvesting cost saves supporting growth
Diversifying and strengthening non-interest income streams; reducing reliance on NIM
Assessing opportunistic roll-up of local community banks
Financial performance develops value proposition for shareholders and preserves the right to remain independent
Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
*Note:  See Appendix 4.
NASDAQ: OCFC 18
Consolidated two overlapping branches at the end of 2013
Reduced residential lending overhead to improve efficiency

Fundamental franchise value – superior market demographics
Seasoned and effective management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders’ interests
Succession planning affirmed – 2014
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
NASDAQ: OCFC 19
Why OCFC…?
Why OCFC…?

NASDAQ: OCFC 20 THANK YOU FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP.

Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 20 5 1
% of OceanFirst Deposits 86.6 10.3 3.1
Market Rank 4 18 36
Market Share (%) 10.2 0.9 0.2
Population 577,000 635,000 816,000
Projected 2012-2017
Population Growth (%)
1.6 1.0 2.1 1.2 3.5
Median Household Income ($) 59,000 81,000 77,000 67,000 50,000
Projected 2012-2017 Median
Household Income Growth (%)
22.6 14.0 13.1 18.9 13.4
Deposit data as of June 30, 2013.
Demographic data as of December 31, 2012.
Source:  SNL Financial
NASDAQ: OCFC 21

Residential Portfolio Metrics
Residential Portfolio Metrics
Total Portfolio $812.9 million
% of Total Loan Portfolio 48.8%
Average size of mortgage loans $191,000
Interest-only loans  $22.2 million
         - % of total 1-4 family loans 2.8%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 59%
Stated income loans  $34.7 million
            - % of total 1-4 family loans 4.4%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Loans originated during 2014 62%
Portfolio average FICO score  748
         - Loans originated during 2014 765
% of loans outside the New York/New Jersey market 3.8%
% of loans outside Ocean/Monmouth Counties 30.1%
% of loans exceeding agency conforming amounts 45.5%
% of loans for second homes 8.5%
APPENDIX 2
As of June 30, 2014, unless otherwise noted.
NASDAQ: OCFC 22
Residential Real Estate

APPENDIX 3
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of June 30, 2014.
(1) Combined commercial relationships (excluding small business) total 420.
Commercial Real Estate (CRE)
Total portfolio
(1)
$577.1 million
% of Total Loan Portfolio 34.6%
Average size of CRE loans $841,000
Largest CRE loan $14.6 million
(Secured by local university dormitory housing)
Current Pipeline $59.1 million
Weighted Average Yield 4.35%
Weighted Average Repricing Term 5.5 years
Commercial Loans
Total portfolio
(1)
$75.2 million
% of Total Loan Portfolio 4.5%
Average size of commercial loan $286,000
Largest commercial loan $3.9 million
Current Pipeline $10.5 million
Weighted Average Yield 3.77%
Weighted Average Repricing Term 1 month
NASDAQ: OCFC 23

Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Total Commercial Loan Exposure
by Industry Classification
Real Estate Investment by
Property Classification
As of June 30, 2014.
APPENDIX 3
(Cont’d)
Diversified portfolio provides
protection against industry-
specific credit events.
Real Estate
Investment, 37.5%
Construction, 7.3%
Retail Trade, 3.2%
Wholesale Trade, 5.6%
Healthcare, 7.6%
Accommodations/
Food Services, 7.1%
Other Services, 3.2%
Arts/Entertainment/
Recreation, 7.5%
Manufacturing, 4.1%
Educational Services,
3.7%
Public Administration,
7.1%
Miscellaneous, 6.1%
Office, 36.0%
Industrial/
Warehouse, 13.4%
Residential
Development, 5.1%
Land,
1.8%
Commercial
Development, 10.2%
Shopping Center, 10.2%
Retail Store, 9.6%
Multi-Family, 2.5%
Miscellaneous, 11.2%
NASDAQ: OCFC 24

Superstorm Sandy Recovery
Superstorm Sandy Recovery
* Construction lending has been driven by owner-occupied projects resulting from storm damage
APPENDIX 4
NASDAQ: OCFC 25
Loan Portfolio Performed Well
Net Charge-offs related to Superstorm Sandy total a modest $424,000
Damage Estimate ( FEMA 2012):
50,103 structures damaged were located in Monmouth and Ocean County
3,033 structures classified as major damage or totally destroyed
Multi-Year Recovery Horizon
4,307 Homes demolished in Monmouth and Ocean in 2013; 59% of New Jersey total
Toms River specifically
$23.6 million in consumer originated/committed in first half of 2014; $16.4 million cumulative undrawn
$6.9 million in commercial originated/committed in first half of 2014; $24.7 million cumulative undrawn
$16.7 million pipeline
  422 permits for $64.5 million issued in the first six months of 2014
1,108 homes demolished in 2013 (of 30,235 Single Family Homes)
Construction Lending*